Exhibit 10.2

Execution Version

FIRST AMENDMENT TO COMMITMENT LETTER

This FIRST AMENDMENT (this “Amendment”), dated as of June 11, 2023 to the Commitment Letter, dated as of December 5, 2022 (the “Commitment Letter”), by and among AAC Holdings II LP, a Delaware limited partnership (the “Investor”), Ares Acquisition Corporation, a Cayman Islands exempted company (the “Purchaser”), and X-Energy Reactor Company, LLC, a Delaware limited liability company (the “Company”), is entered into by and among the Investor, the Purchaser and the Company. The Investor, the Purchaser and the Company are sometimes referred to individually as a “Party” and collectively as the “Parties.”

RECITALS:

WHEREAS, the Investor, the Purchaser and the Company entered into the Commitment Letter on December 5, 2022;

WHEREAS, Section 7 of the Commitment Letter provides that the Commitment Letter may be amended, supplemented or modified only by execution of a written instrument signed by the Purchaser, the Company and the Investor; and

WHEREAS, the Parties wish to make certain amendments to the Commitment Letter as set forth in this Amendment.

NOW THEREFORE, the Parties agree as follows:

Section 1.1 Definitions. Except as otherwise indicated, capitalized terms used but not defined in this Amendment have the meanings given to them in the Commitment Letter.

Section 1.2 Amendments.

(a) Section 1(b) of the Commitment Letter is amended to add the following language after the last sentence of Section 1(b):

Notwithstanding the foregoing, if the Other Investors are solely comprised of Persons that have also entered into or are contemplated to enter into commercial arrangements with the Company or SPAC, then the Investor shall have the right, but not the obligation, to enter into such Alternative Securities Subscription Agreements on the terms otherwise set forth in this Section 1(b). If the Investor elects not to enter into such Alternative Securities Subscription Agreements pursuant to the foregoing, then the terms of Section 1(a) shall continue in full force and effect.

Section 1.3 No Other Amendments. All other provisions of the Commitment Letter shall, subject to the amendments expressly set forth in Section 1.2 of this Amendment, continue unmodified, in full force and effect and constitute legal and binding obligations of the Parties in accordance with their terms. This Amendment is limited precisely as written and shall not be deemed to be an amendment to any other term or condition of the Commitment Letter or any of the documents referred to in the Commitment Letter. This Amendment forms an integral and inseparable part of the Commitment Letter.

Section 1.4 References. Each reference to “this Commitment Letter,” “hereof,” “herein,” “hereunder,” “hereby” and each other similar reference contained in the Commitment Letter shall, effective from the date of this Amendment, refer to the Commitment Letter as amended by this Amendment. Notwithstanding the foregoing, references to the date of the Commitment Letter and references in the Commitment Letter, as amended by this Amendment, to “the date hereof,” “the date of this Letter” and other similar references shall in all instances continue to refer to December 5, 2022, and references to the date of this Amendment and “as of the date of this Amendment” shall refer to June 11, 2023.

Section 1.5 Effect of Amendment. This Amendment shall form a part of the Commitment Letter for all purposes, and each Party shall be bound by this Amendment. This Amendment shall be deemed to be in full force and effect from and after the execution of this Amendment by the Parties.

Section 1.6 Incorporation by Reference. Each of the provisions of Section 4 (Confidentiality), Section 5 (Enforcement), Section 7 (Amendment; Waiver), Section 9 (Parties in Interest; Third-Party Beneficiaries), Section 10 (Governing Law; Submission to Jurisdiction; Waiver of Jury Trial), Section 11 (Notices), Section 12 (No Assignment), Section 13 (Counterparts), Section 14 (Severability), Section 15 (Specific Performance), Section 17 (No Recourse), Section 18 (Waiver of Claims Against Trust), Section 20 (No Fiduciary Relationship) and Section 21 (Miscellaneous) of the Commitment Letter are incorporated by reference into this Amendment and shall apply mutatis mutandis to this Amendment.

[Remainder of Page Left Intentionally Blank; Signature Page Follows]

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IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date first written above.

INVESTOR:

AAC HOLDINGS II LP

By:	/s/ Anton Feingold
Name:	Anton Feingold
Its:	Assistant Secretary

[Signature Page to Amendment No. 1 to the Commitment Letter]

PURCHASER:

ARES ACQUISITION CORPORATION

By:	/s/ David B. Kaplan
Name:	David B. Kaplan
Its:	Chief Executive Officer

[Signature Page to Amendment No. 1 to the Commitment Letter]

COMPANY:

X-ENERGY REACTOR COMPANY, LLC

By:	/s/ J. Clay Sell
Name:	J. Clay Sell
Its:	Chief Executive Officer

[Signature Page to Amendment No. 1 to the Commitment Letter]